Exhibit 10.2

OMNIBUS ASSIGNMENT AND ASSUMPTION OF LOANS,

LOAN DOCUMENTS AND RELATED LIENS AND

SECURITY INTERESTS AND APPOINTMENT OF AGENT

This Omnibus Assignment and Assumption of Loans, Loan Documents and Related Liens and Security Interests and Appointment of Agent (the “Assignment”), dated to be effective as of August 30, 2013 (the “Assignment Effective Date”), is entered into by and among CAPITAL ONE, N.A., in its capacity as Administrative Agent for the Lenders, Issuing Bank and Collateral Agent and Mortgagee for the Secured Parties and First Lien Agent, Second Lien Agent and Facility Swap Agent under the Intercreditor Agreements (in such capacities, the “Existing Agent”), the Lenders signatory hereto (the “Lenders”, together with the Existing Agent, the “Assignors”), White Elk LLC, a Delaware limited liability company (“White Elk”) Resource Value Group LLC, on behalf of one or more beneficial holders of the Loans under the Credit Agreement (“Resource”, together with White Elk, the “Assignees”) and Black Elk Energy Offshore Operations, LLC, a Texas limited liability company (the “Borrower”).

RECITALS

WHEREAS, the Borrower and the Assignors entered into that certain Credit Agreement dated December 24, 2010 (as amended by that First Amendment dated May 31, 2011, that Waiver and Second Amendment dated June 30, 2011, that Limited Waiver and Third Amendment dated November 8, 2012, that Fourth Amendment to Credit Agreement dated December 21, 2012, that Fifth Amendment to Credit Agreement dated August 28, 2013, that Sixth Amendment to Credit Agreement dated January 31, 2013, that Limited Waiver and Seventh Amendment to Credit Agreement dated February 22, 2013, that Eighth Amendment to Credit Agreement dated March 26, 2013, that Limited Waiver and Ninth Amendment to Credit Agreement dated April 10, 2013 and that Limited Waiver and Tenth Amendment to Credit Agreement dated July 31, 2013 and as further amended, restated, supplemented or modified from time to time, the “Credit Agreement”);

WHEREAS, Assignors and Assignees entered into that certain Loan Purchase Agreement dated of even date herewith (the “Purchase Agreement”) wherein Assignees agreed to purchase all Commitments and Loans under the Credit Agreement and assume the obligations of the Existing Agent and the Lenders thereunder and under the Loan Documents (hereinafter defined) as set forth therein;

WHEREAS, Assignors desire to assign to Assignees and Assignees agree to assume all of Assignors’ right, title and interest in and to the Loans and the Commitments under the Credit Agreement and all documents evidencing the Loans and Commitments, including but not limited to, those forth on Exhibit A attached hereto and made a part hereof, together with all addenda, modifications, amendments, riders, exhibits and supplements thereto other than partial releases of certain mortgages which are filed of record (collectively, the “Loan Documents”);

WHEREAS, Existing Agent has agreed to resign as Administrative Agent, Issuing Bank and Collateral Agent under the Loan Documents and White Elk has agreed to assume all obligations of the Existing Agent as Administrative Agent and Collateral Agent under the Loan Documents and accept the appointment as Administrative Agent and Collateral Agent under the Loan Documents, subject to the terms and conditions of the Intercreditor Agreements; and

NOW, THEREFORE, in consideration of the foregoing Recitals which are deemed incorporated herein by reference and for other good and valuable consideration paid to Assignor by Assignee, the receipt and sufficiency of which are hereby acknowledged, Assignor, Assignee and Borrower hereby agree as follows:

1. Defined Terms.

(a) Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

(b) As used in this Agreement, the following terms shall have the following meanings:

“BP Intercreditor Agreement” means the Intercreditor Agreement dated December 24, 2010 by and among BP Corporation North America Inc., Borrower and Capital One, National Association, as Administrative Agent, as amended by that certain Assignment and Assumption Agreement dated August 28, 2013.

“Collateral Agent” has the meaning set forth in the Security Instruments.

“Facility/Swap Agent” has the meaning set forth in the W&T (Non-Operated Properties) Intercreditor Agreement.

“First Lien Agent” has the meaning set forth in the Second Lien Intercreditor Agreement.

“Intercreditor Agreements” means, collectively, the BP Intercreditor Agreement, the Second Lien Intercreditor Agreement, the W&T (Non-Operated Properties) Intercreditor Agreement and the W&T (Escrow Agreement) Intercreditor Agreement.

“ Mortgagee” has the meaning set forth in the Mortgages.

“Second Lien Agent” has the meaning set forth in the W&T (Escrow Agreement) Intercreditor Agreement.

“Second Lien Intercreditor Agreement” means the Amended and Restated Second Lien Intercreditor Agreement dated December 24, 2010 by and among Capital One, N.A., as First Lien Agent, The Bank of New York Mellon Trust Company, N.A., as Indenture Trustee, Borrower and Black Elk Energy Finance Corp., as amended by the First Amendment to Amended and Restated Second Lien Intercreditor Agreement dated to be effective as of August 28, 2013.

“W&T (Escrow Agreement) Intercreditor Agreement” means the Amended and Restated Intercreditor Agreement (Escrow Agreements) dated December 24, 2010 by and among W&T Offshore, Inc., Capital One, N.A. as Second Lien Agent and Borrower, as amended by the First Amendment to Amended and Restated Intercreditor Agreement dated to be effective as of August 28, 2013.

“W&T (Non-Operated Properties) Intercreditor Agreement” means the Amended and Restated Intercreditor Agreement (Non-Operated Properties) dated December 24, 2010 by and among W&T Offshore, Inc., Capital One, N.A. as Facility/Swap Agent, The Bank of New York Mellon Trust Company, N.A., as Indenture Trust, Black Elk Energy Finance Corp. and Borrower, as amended by the First Amendment to Amended and Restated Intercreditor Agreement dated to be effective as of August 28, 2013.

2. Assignment and Assumption. (a) The Assignors hereby sell and assign, without recourse, representation or warranty except as expressly set forth in the Purchase Agreement, to the Assignees, and the Assignees hereby purchase and assume, without recourse, representation or warranty except as expressly set forth in the Purchase Agreement, from the Assignors, effective as of the Assignment Effective Date, all of the Assignors’ rights and obligations under the Credit Agreement, including, without limitation, the interests in the Commitments of the Assignors on the Assignment Effective Date and Loans owing to the Assignors which are outstanding on the Assignment Effective Date, together with the participations in Letters of Credit and LC Disbursements held by the Assignors on the Assignment Date, but excluding accrued interest and fees to and excluding the Assignment Effective Date (the “Assigned Interest”). Each Assignor’s portion of the Assigned Interest comprises a percentage of the aggregate Commitments under the Credit Agreement as shown on Schedule 1 attached hereto. Each Assignee is purchasing and assuming a percentage of the Assigned Interest as shown on Schedule 1. The Assignees hereby acknowledge receipt of a copy of the Credit Agreement. From and after the Assignment Effective Date (i) the Assignees shall each be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, have the rights and obligations of a Lender thereunder and (ii) the Assignors shall, to the extent of the Assigned Interest, each relinquish its rights and be released from its obligations under the Credit Agreement.

(b) The Assignors have BARGAINED, SOLD, ASSIGNED, CONVEYED and DELIVERED and do hereby BARGAIN, SELL, ASSIGN, CONVEY and DELIVER, without representation, warranty or recourse except as set forth in the Loan Purchase Agreement, to the Assignees and the Assignees hereby purchase, assume and accept, without representation, warranty or recourse except as expressly set forth in the Purchase Agreement, (i) all of the Assignors’ right, title and interest in and to the Loans and the Loan Documents and all obligations arising therein first accruing from and after the Assignment Effective Date and (ii) all assignable rights, titles, benefits, privileges, liens, security interests and assignments owned, held, accruing and to accrue to, and for the benefit of the Assignors under or in connection with the Loans and the Loan Documents. Each Assignee acknowledges and agrees that the Loan Documents assumed hereby include, among the other items listed on Exhibit A attached hereto, the Intercreditor Agreements, and that each Assignee’s right, title and interest in and to the Loans and the Loan Documents are expressly subject to the terms and conditions set forth in the Intercreditor Agreements. From and after the Assignment Effective Date (i) the Assignees shall be a party to and be bound by the provisions of the Loan Documents and have the rights and obligations of a Lender thereunder and (ii) the Existing Agent and Lenders shall relinquish their rights and be released from their obligations under the Loan Documents.

3. Resignation and Appointment.

(a) As of the Assignment Effective Date (i) the Existing Agent hereby resigns as the Administrative Agent as provided under Section 11.06 of the Credit Agreement, as Collateral Agent under the Security Instruments and as First Lien Agent, Second Lien Agent and Facility/Swap Agent under the Intercreditor Agreements (each such title being herein referred to collectively as the “Agency Roles”) and shall have no further obligations in such Agency Roles under the Credit Agreement and the other Loan Documents, except to the extent of any obligation expressly stated in the Credit Agreement or other Loan Documents as surviving any such resignation; (ii) the Required Lenders appoint White Elk as successor Administrative Agent and successor Collateral Agent under the Credit Agreement and the other Loan Documents and successor First Lien Agent, successor Second Lien Agent and successor Facility/Swap Agent under the applicable Intercreditor Agreement, subject to the terms and conditions contained in such Intercreditor Agreements; (iii) White Elk, in each case, hereby accepts its appointment as successor Administrative Agent and successor Collateral Agent under the Credit Agreement and the other Loan Documents and Successor First Lien Agent, Successor Second Lien Agent and Successor Facility/Swap Agent under the applicable Intercreditor Agreements (in such capacities, “Successor Agent”); and (iv) the parties hereto authorize the Successor Agent to prepare, enter into, execute, record and/or file any and all notices, certificates, instruments, Uniform Commercial Code financing statements and/or other documents or agreements (including, without limitation, filings in respect of any collateral, and assignments, amendments or supplements to any UCC financing statements, mortgages, deeds of trust, security agreements, pledge agreements, intellectual property security agreements, certificates of title, stock powers, account control agreements, intercreditor agreements or other Loan Documents), as the Successor Agent deems necessary to effect or evidence (of public record or otherwise) the transactions herein contemplated, including but not limited to the resignation of the Existing Agent and the appointment of the Successor Agent and any amendments to the Credit Agreement and Loan Documents set forth herein, and to maintain the validity, perfection or priority of, or assign to the Successor Agent, any and all liens and security interests in respect of any and all Property securing the Loans. Each of the Borrower, the Existing Agent and the Successor Agent hereby agrees to execute and deliver (and the Borrower agrees to cause each applicable guarantor or grantor of collateral to execute and deliver) any documentation reasonably necessary or reasonably requested by the Successor Agent to evidence such resignation and appointment or such amendments or to maintain the validity, perfection or priority of, or assign to the Successor Agent, any such liens or security interests, or to maintain the rights, powers and privileges afforded to the Administrative Agent under any of the Loan Documents.

(b) As of the Assignment Effective Date, Existing Agent in its capacity as Issuing Bank hereby resigns as the Issuing Bank as provided under the Credit Agreement and shall have no further obligations in such capacity under the Credit Agreement and the other Loan Documents, except to the extent of any obligation expressly stated in the Credit Agreement as surviving any such resignation.

(c) The parties hereto hereby confirm that the Successor Agent succeeds to the rights and obligations of Capital One, N.A. with respect to each of the Agency Roles under the Credit Agreement and the other Loan Documents and becomes vested with all of the rights, powers, privileges and duties of each of the Agency Roles under the Credit Agreement and the other

Loan Documents, subject to the terms of the Intercreditor Agreements and Capital One, N.A. is discharged from all of its duties and obligations in each of the Agency Roles and as Issuing Bank under the Credit Agreement and the other Loan Documents (except to the extent of any obligation expressly stated in the Credit Agreement or any other Loan Document as surviving any such resignation), in each case as of the Assignment Effective Date.

(d) The parties hereto hereby confirm that, as of the Assignment Effective Date, all of the protective provisions, indemnities, and expense obligations under the Credit Agreement and the other Loan Documents continue in effect for the benefit of the Existing Agent, its sub-agents and their respective affiliates, officers, directors, trustees, employees, advisors, agents and controlling Persons in respect of any actions taken or omitted to be taken by any of them while the Existing Agent was acting as Administrative Agent or thereafter pursuant to or in furtherance of the provisions of this Agreement, and inure to the benefit of the Existing Agent. The parties hereto agree that the Successor Agent shall have no liability for any actions taken or omitted to be taken by the Existing Agent while it served as the Administrative Agent under the Credit Agreement and the other Loan Documents or for any other event or action related to the Credit Agreement that occurred prior to the Assignment Effective Date. The parties hereto agree that the Existing Agent shall have no liability for any actions taken or omitted to be taken by the Successor Agent as the Administrative Agent or in any Agency Roles under the Credit Agreement and the other Loan Documents.

(e) The Existing Agent hereby assigns to the Successor Agent, effective on and after the Assignment Effective Date, any powers of attorney, liens or security interests and all other rights and interests granted to the Existing Agent, for the ratable benefit of the Lenders and any other secured parties on whose behalf it may be acting under any security documents and/or the Intercreditor Agreements and included within the Loan Documents (collectively, the “Secured Parties”), under the Credit Agreement and other Loan Documents, and the Successor Agent hereby accepts the benefit of all such powers of attorney, liens and security interests and other rights and interests, for its benefit and for the ratable benefit of the Secured Parties.

(f) On and after the Assignment Effective Date, any reference to the Existing Agent in any publicly filed document, to the extent such filing relates to the liens and security interests in any collateral assigned hereby and until such filing is modified to reflect the interests of the Successor Agent, shall, with respect to such liens and security interests, constitute a reference to the Existing Agent as collateral representative of the Successor Agent (provided that the parties hereto agree that the Existing Agent’s role as such collateral representative shall impose no further duties, obligations or liabilities on the Existing Agent, including, without limitation, any duty to take any type of direction regarding any action to be taken against such collateral, whether such direction comes from the Successor Agent, the Secured Parties or otherwise, and the Existing Agent shall have the full benefit of all of the protective provisions of Article XI (Administrative Agent) and Section 12.03 (Expenses, Indemnity; Damage Waiver) of the Credit Agreement, while serving in such capacity).

4. Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN SECTIONS 5 AND 6 OF THE PURCHASE AGREEMENT, EACH ASSIGNEE ACKNOWLEDGES AND AGREES THAT THE EXISTING AGENT AND THE LENDERS ARE NOT MAKING ANY REPRESENTATION OR WARRANTY OF ANY KIND OR NATURE INCLUDING,

WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY WITH RESPECT TO (A) THE LOANS, THE LOAN DOCUMENTS, THE BORROWER OR THE MORTGAGED PROPERTY OR THE COLLATERAL, (B) THE BUSINESS OR FINANCIAL CONDITION OF BORROWER OR ANY GUARANTOR, (C) THE PHYSICAL CONDITION OF ANY PROPERTY OR ASSET COMPRISING ALL OR A PART OF ANY MORTGAGED PROPERTY OR THE COLLATERAL, (D) THE STATUS, PAYMENT OR NONPAYMENT OF ANY AMOUNTS DUE OR PAST DUE UNDER THE LOAN DOCUMENTS OR ANY REAL ESTATE TAXES OR ASSESSMENTS WITH RESPECT TO ANY MORTGAGED PROPERTY, (E) THE STATUS OF THE LOANS OR THE EXISTENCE OF ANY DEFAULT OR EVENTS OF DEFAULT UNDER THE LOAN DOCUMENTS (F) THE PRESENCE OR ABSENCE OF ANY HAZARDOUS WASTE, TOXIC SUBSTANCES, ASBESTOS OR ASBESTOS CONTAINING MATERIALS AFFECTING ANY MORTGAGED PROPERTY, (G) COMPLIANCE OR NON-COMPLIANCE OF THE MORTGAGED PROPERTY WITH ANY LAWS, RULES OR REGULATIONS, INCLUDING WITHOUT LIMITATION, THOSE REGARDING HAZARDOUS WASTE, TOXIC SUBSTANCES, ASBESTOS OR ASBESTOS CONTAINING MATERIALS, (H) THE LEASES, INCOME OR EXPENSES OF ANY MORTGAGED PROPERTY, (I) COMPLIANCE OF ANY MORTGAGED PROPERTY WITH ANY APPLICABLE BUILDING CODES, ZONING ORDINANCES OR REGULATIONS, (J) THE CREDITWORTHINESS OF BORROWER OR THE VALUE OF THE MORTGAGED PROPERTY, OR (K) THE ENFORCEABILITY OR LEGAL SUFFICIENCY OF ANY OF THE LOAN DOCUMENTS. EACH ASSIGNEE AGREES THAT IT IS ACCEPTING THE LOANS AND THE LOAN DOCUMENTS AS IS. FURTHER EACH ASSIGNEE ACKNOWLEDGES THAT DEFAULTS AND EVENTS OF DEFAULT HAVE OCCURRED AND CURRENTLY EXIST UNDER THE LOAN DOCUMENTS, INCLUDING BORROWER’S VIOLATION OF THE PAYABLES RESTRICTION FINANCIAL COVENANT IN SECTION 9.01(A) OF THE CREDIT AGREEMENT, AND EACH ASSIGNEE IS PURCHASING AND ASSUMING THE LOANS AND LOAN DOCUMENTS WITH SUCH KNOWLEDGE.

5. Consent and Ratification by Borrower. The Borrower hereby consents to the assignment by Assignors and the assumption by Assignees as set forth herein and ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect. Nothing in this Assignment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders, Existing Agent, or Successor Agent created by or contained in any of such documents, nor is the Borrower released from any covenant, warranty or obligation created by or contained therein.

6. Counterparts. This Assignment may be signed in any number of counterparts, which may be delivered in original or facsimile form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

7. Governing Law. This Assignment and all other documents executed in connection herewith shall be deemed to be contracts and agreements under the laws of the State of Texas and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the laws of New York and of the United States.

8. References. The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,” “hereof,” “hereunder” and words of similar import when used in this Assignment shall refer to this Assignment as a whole and not to any particular article, section or provision of this Amendment. References in this Assignment to an article or section number are to such articles or sections of this Assignment unless otherwise specified.

9. Headings Descriptive. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Assignment.

10. Further Assurance. Assignees and Assignors each agree to execute and deliver such instruments, documents, agreements, and certificates, and take such action as the other may, from time to time, reasonably request in order to effectuate the purpose and carry out the terms of this Assignment.

11. Jury Waiver. Each party hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, trial by jury in any legal action or proceeding relating to this Assignment and for any counterclaim therein.

12. Binding Effect. This Assignment is binding upon the parties and their respective agents, heirs. administrators, representatives, executors, successors and assigns, and inures to the benefit of the parties and each of them, and to their respective agents, heirs, administrators, representatives, executors, successors and assigns.

13. Entire Agreement; Modifications. This Assignment constitutes the final expression of the entire agreement of the parties with respect to the subject matter of this Assignment, and the provisions of this Assignment may only be modified by the written agreement of Assignors and Assignees. This Assignment supersedes all prior agreements, oral or written, by the parties with respect to the subject matter of this Assignment. Neither party is relying on any oral, written or implied representation or warranty not expressly set forth in this Assignment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed by their respective officers thereunto duly authorized as of the date first above written.

ASSIGNORS:

CAPITAL ONE, N.A., as Existing Agent and Lender

By:	/s/ Matthew L. Molero
Name:	Matthew L. Molero
Title:	Vice President

LENDER:

IBERIABANK, as Lender

By:	/s/ Cameron D. Jones
Name:	Cameron D. Jones
Title:	Vice President

LENDER:

CADENCE BANK, N.A., as Lender

By:	/s/ Eric Broussard
Name:	Eric Broussard
Title:	Senior Vice President

[Signature Page to Omnibus Assignment and Assumption of Loans]

ASSIGNEES:

WHITE ELK LLC

By:	/s/ Jaime Hartman
Name:	Jaime Hartman
Title:	Authorized Signatory

RESOURCE VALUE GROUP LLC, on behalf of one or more beneficial holders of the Loans under the Credit Agreement

By:	/s/ David Levy
Name:	David Levy
Title:

[Signature Page to Omnibus Assignment and Assumption of Loans]

BORROWER:

BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC

By:	/s/ Bruce P. Koch
Name:	Bruce P. Koch
Title:	CFO

[Signature Page to Omnibus Assignment and Assumption of Loans]